UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2004

RADNOR HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-19495	23-2674715
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-341-9600

Item 9. Regulation FD Disclosure.

A conference call to discuss Radnor Holdings Corporation’s fiscal 2003 financials will be held Wednesday, March 24, 2004 at 1:00 p.m. EST. The call in number is 800-346-5998. If you are unable to be with us on March 24th, a replay will be available shortly after the call ends until April 24, 2004 at 11:59 p.m. EDT. Please dial 800-633-8284, access code 21188482. A copy of the Company’s Form 10-K for the fiscal year ended December 26, 2003 will be available on the Company’s website, www.RadnorHoldings.com, prior to the conference call.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADNOR HOLDINGS CORPORATION

Dated: March 18, 2004	By:	/s/ Michael V. Valenza
Michael V. Valenza
Senior Vice President–Finance and
Chief Financial Officer

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